[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) MUNICIPAL HIGH
                               INCOME FUND

                               ANNUAL REPORT o JANUARY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 35
Notes to Financial Statements ............................................. 41
Independent Auditors' Report .............................................. 49
Trustees and Officers ..................................................... 51

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

For the 12 months ended January 31, 2002, Class A shares of the fund provided a total return of 6.13%, Class B shares 5.28%, and Class C shares 5.07%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 5.90% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average high-yield municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.25%.

Q. YOU SAID IN A PREVIOUS REPORT THAT THE THREE MAIN FACTORS THAT IMPACT PERFORMANCE ARE INTEREST RATES, CREDIT RISK, AND THE QUALITY OF A FUND'S SECURITY SELECTION. HOW DID THOSE FACTORS PLAY OUT OVER THE PERIOD?

A. Let's begin with interest rates. The headline news in 2001 was that the Federal Reserve Board (the Fed) cut short-term interest rates 11 times, to the lowest rate in decades. In the municipal market, however, we saw long-term interest rates for "AAA"-rated issues remain virtually unchanged over the period. This meant there was little if any price change in most high-grade municipal issues, so returns for the year consisted almost entirely of a bond's coupon.

    We believe there were two main reasons why long-term rates in general, and municipal rates in particular, did not plunge in 2001 along with short-term rates. First, long-term rates had already declined significantly in 2000, as the market anticipated that the Fed would lower rates. And, second, when the Fed did lower short-term rates, we think investors believed that those rate cuts would have the desired effect of stimulating the economy -- so investors began to anticipate that rates would eventually rise as the economy recovered. To make a long story short, long-term rates fell in 2000 and then remained stable while short-term rates caught up in 2001.

Q. YOU SAID INTEREST RATES WERE STABLE FOR HIGH-GRADE MUNICIPAL ISSUES. BUT HOW DOES THAT RELATE TO THE HIGH-YIELD SECTOR?

A. That's where the second factor, credit risk, came in. Riskier high-yield municipal issues outperformed high-grade issues over the period for two reasons. First, high-yield bonds paid a higher interest rate, or coupon, during a period when bond returns consisted mainly of a bond's coupon.

    In addition, the spread -- the difference between high-yield rates and high-grade rates -- came in, or narrowed, slightly over the period. This meant that while high-grade rates were stable, high-yield rates actually came down a bit. We think one reason for this was that, in a period of relatively low interest rates, investors sought out higher-yielding securities, driving prices up and interest rates down for municipal high-yield bonds. So while municipal high-grade investors got their coupon, high-yield investors earned a higher coupon plus some capital appreciation.

Q. THAT'S IN DRAMATIC CONTRAST TO THE TAXABLE-BOND MARKET, WHERE HIGH-YIELD BONDS PERFORMED RELATIVELY POORLY OVER THE PERIOD. WHY DID THE MUNI HIGH-YIELD AND TAXABLE HIGH-YIELD MARKETS PERFORM SO DIFFERENTLY?

A. The difference is largely due to the types of securities in which a municipal high-yield fund invests -- typically bonds in areas such as utilities, hospitals, nursing homes, and multifamily housing projects. While these are more risky than high-grade municipal bonds, historically such investments have tended to be relatively stable over a business cycle. This is in sharp contrast to the noninvestment-grade corporate bonds that comprise the taxable high-yield market, which have tended to be quite sensitive to economic conditions.

    In the big picture, over the period, municipal high-yield bonds were a relatively defensive investment in a tough economic environment.

Q. WHAT ABOUT SECURITY SELECTION, THE THIRD FACTOR THAT YOU MENTIONED? HOW DID THAT IMPACT PERFORMANCE?

A. We like to think that the quality of our security selection is what differentiates us from our peers -- in terms of both finding areas that may outperform and avoiding mistakes. Avoiding issuers that go bankrupt, have their credit ratings downgraded, or underperform for other reasons is a critical factor in fixed-income investing, and we think our research team did a good job of mistake avoidance over the period.

    One example was our underweighted position in the airline industry. Our analysts became cautious about the sector early in the period, as the slowing economy led to a decline in business travel, the most profitable segment of the airline industry. Our research led us to decrease our airline exposure significantly, and that helped our relative performance as airline bonds underperformed over the summer of 2001. In the aftermath of September 11, as investors became even more nervous about airline investments, our underweighted position in the industry continued to work to our advantage.

Q. WHAT ABOUT AREAS THAT YOU THOUGHT MIGHT OUTPERFORM? IN YOUR MOST RECENT ANNUAL AND SEMIANNUAL REPORTS YOU MENTIONED THAT AN OVERWEIGHTED POSITION IN HEALTH CARE HELPED THE FUND'S PERFORMANCE. DID YOU STILL FAVOR THAT SECTOR, AND WAS IT STILL A LARGE WEIGHTING?

A. The short answer is yes and yes. We still believe there's more value in this sector than in many other sectors of the market, and we think we're in the middle stages of a positive long-term story for our health care investments.

    However, we think there will continue to be problem bonds in this sector because some issuers will be run over by change instead of being able to profit from it. As we've mentioned in the past, we think research and individual security selection will remain critical to performance.

    One cloud on the horizon has been talk of restraining the growth in government health care funding. While federal budget deficits will clearly lead to cost containment pressure over the next couple of years, we think that, politically, health care spending is going to be very hard to cut back -- given that 2002 is an election year, our population is aging, and senior citizens have exhibited tremendous voting power. In the end, we don't think this sector will come under huge spending pressure at the federal level like it did in 1996 and 1997. Over the long term, we think health care is a sector that's going to continue to perform relatively well.

Q. THE UTILITY SECTOR WAS ANOTHER AREA IN WHICH THE PORTFOLIO HAD A RELATIVELY LARGE POSITION. IN THE WAKE OF THE ENRON SCANDAL, DID YOU STILL FAVOR THE SECTOR?

A. Enron followed an "asset light" strategy that was not typical of utilities in general. Enron was selling off hard assets -- generating, transmission, and natural gas assets -- to focus on trading, in the belief that it could generate great earnings without assets. In the end, that turned out to be a mistake.

    Our utility investments have been focused on companies with hard assets, companies that generate power, deliver power, and invest in their own plants and equipment. These are not companies that get a large portion of their earnings from power marketing. We think the types of companies that we have invested in are very different from Enron; the market seemed to agree, because it did not punish the bond prices of these companies for Enron's mistakes. In short, the Enron debacle has not changed our favorable outlook on utility investing.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR THE FUND?

A. We think the economy has bottomed out and that we'll probably see a return to economic growth later this year. But we think that growth will be below trend for some time -- i.e., below average compared to what we've experienced in previous recoveries.

    Given that outlook, we expect to remain somewhat defensive in our investments, with health care and utilities continuing to be key sectors. If we see evidence that the economy may grow faster than we expected, we will likely add more cyclical exposure to the portfolio, such as larger investments in corporate-backed tax-exempt issues.

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS. MICHAEL ALSO OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR
   MUTUAL FUNDS.

   HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000, AND DIRECTOR OF FIXED INCOME RESEARCH IN 2001. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC.

   MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:               SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME
                           TAXES BY INVESTING PRIMARILY IN MUNICIPAL BONDS AND NOTES WHICH MAY BE OF MEDIUM AND LOWER QUALITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   FEBRUARY 24, 1984

  CLASS INCEPTION:         CLASS A  FEBRUARY 24, 1984
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  SEPTEMBER 25, 1998

  SIZE:                    $1.5 BILLION NET ASSETS AS OF JANUARY 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended January 31, 2002)

                          MFS Municipal          Lehman Brothers
                         High Income Fund           Municipal
                          - Class A                 Bond Index
          "1/92"           $ 9,525                   $10,000
          "1/94"            11,339                    12,330
          "1/96"            12,784                    13,681
          "1/98"            14,573                    15,643
          "1/00"            14,598                    16,077
          "1/02"            16,893                    19,287

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                     +6.13%   +9.83%  +28.45%  +77.35%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                               +6.13%   +3.17%  + 5.13%  + 5.90%
------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                               +1.09%   +1.51%  + 4.12%  + 5.38%
------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                     +5.28%   +7.23%  +23.25%  +64.54%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                               +5.28%   +2.35%  + 4.27%  + 5.11%
------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                               +1.29%   +1.48%  + 3.95%  + 5.11%
------------------------------------------------------------------------------

CLASS C
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                     +5.07%   +6.58%  +24.27%  +71.58%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                               +5.07%   +2.15%  + 4.44%  + 5.55%
------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                               +4.07%   +2.15%  + 4.44%  + 5.55%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Average high yield municipal debt fund+      +5.25%   +1.52%  + 3.91%  + 5.33%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#        +5.90%   +4.96%  + 6.31%  + 6.79%
------------------------------------------------------------------------------

(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2002

QUALITY

                "AAA"                               24.7%
                "AA"                                 4.1%
                "A"                                  7.4%
                "BBB"                               22.1%
                "BB"                                 6.8%
                "B"                                  1.6%
                "CCC"                                0.3%
                "CC"                                 0.5%
                "D"                                  0.2%
                Not Rated                           31.1%
                Other                                1.2%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Municipal High Income, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                    NUMBER OF SHARES
                                           -----------------------------------
NOMINEE                                          FOR        WITHHOLD AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                          120,418,227.330       2,176,837.613
John W. Ballen                             120,395,775.499       2,199,289.444
Lawrence H. Cohn                           120,400,303.712       2,194,761.231
J. David Gibbons                           120,373,244.080       2,221,820.863
William R. Gutow                           120,402,099.788       2,192,965.155
J. Atwood Ives                             120,415,148.437       2,179,916.506
Abby M. O'Neill                            120,350,148.082       2,244,916.861
Lawrence T. Perera                         120,413,228.250       2,181,836.693
William J. Poorvu                          120,396,005.549       2,199,059.394
Arnold D. Scott                            120,424,595.808       2,170,469.135
J. Dale Sherratt                           120,406,842.458       2,188,222.485
Elaine R. Smith                            120,318,860.486       2,276,204.457
Ward Smith                                 120,368,501.885       2,226,563.058

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        118,838,834.683
Against                                      3,530,028.500
Abstain                                      4,375,605.288
Broker Non-votes                            15,799,854.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                         94,140,460.456
Against                                      2,896,095.688
Abstain                                      3,795,772.799
Broker Non-votes                            21,762,736.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        116,328,223.735
Against                                      2,538,927.716
Abstain                                      3,727,913.492

ITEM 5. To approve a new management fee.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                         88,870,863.310
Against                                      6,913,949.392
Abstain                                      5,047,516.241
Broker Non-votes                            21,762,736.000

ITEM 6. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending January 31, 2002.

                                          NUMBER OF SHARES
----------------------------------------------------------
For                                        119,003,119.134
Against                                      1,110,039.492
Abstain                                      2,481,906.317

PORTFOLIO OF INVESTMENTS -- January 31, 2002

Municipal Bonds - 97.1%
-------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                     VALUE
-------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 0.3%
  Alliance Airport Authority Inc., Special Facilities
    Rev. (American Airlines, Inc.), 7.5s, 2029                       $  1,500            $    1,280,940
  Denver Co. City & County Airport Rev., RITES, AMBAC,
    10.31s, 2017+(+)                                                    2,500                 2,772,300
                                                                                         --------------
                                                                                         $    4,053,240
-------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 2.7%
  Commonwealth of Massachusetts, 6s, 2010                            $  3,550            $    4,026,658
  Cranston, RI, FGIC, 6.375s, 2014                                        855                   962,935
  Delaware County, OH, 6.25s, 2020                                      1,000                 1,107,780
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,010                 1,095,668
  Houston County, AL, AMBAC, 6.25s, 2019                                3,500                 3,883,985
  Little Rock, AR, Capital Improvement Rev., 5.7s, 2018                   930                   930,549
  New York City, NY, 6.875s, 2003                                          80                    83,165
  New York City, NY, 6.125s, 2006(++)                                   1,320                 1,493,699
  New York City, NY, 5.875s, 2024                                       7,000                 7,315,980
  New York City, NY, 6.125s, 2025                                       3,675                 3,924,459
  New York City, NY, 6.125s, 2025                                       8,000                 8,711,280
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002(++)                             495                   514,864
  State of Florida, RITES, 8.442s, 2017+(+)                             2,300                 2,322,264
  State of Massachusetts, 8.76s, 2017(+)                                2,000                 2,150,920
  West Warwick, RI, 7.3s, 2008                                            149                   163,273
  West Warwick, RI, 7.45s, 2013                                           570                   597,645
                                                                                         --------------
                                                                                         $   39,285,124
-------------------------------------------------------------------------------------------------------
  General Obligations - Improvement - 1.3%
    Birmingham, AL, 5.75s, 2019                                      $  1,000            $    1,056,190
    District of Columbia, 6s, 2026                                      5,000                 5,148,400
    Los Angeles, CA, RITES, FGIC, 9.178s, 2015+(+)                      5,310                 6,154,927
    Manchester, NH, 5.875s, 2019                                        2,325                 2,470,801
    New Lenox, IL, Community Park Development Authority, 8.25s, 2004    3,885                 4,478,434
                                                                                         --------------
                                                                                         $   19,308,752
-------------------------------------------------------------------------------------------------------
General Obligations - Schools - 4.2%
  California Statewide Communities (Escondido Charter
    High School), 7.5s, 2036                                         $  3,485            $    3,450,708
  Chicago, IL, Board Of Education, RITES, 8.813s, 2020+(+)              7,910                 8,387,448
  Florida Board of Education, FGIC, 5.25s, 2012                         3,000                 3,208,350
  Florida Board of Education, FGIC, 5.25s, 2013                        10,000                10,655,700
  Forsyth County, GA, School District, 6s, 2016                         1,700                 1,882,750
  Houston, TX, Independent School District, RITES, PSF,
    8.942s, 2017+(+)                                                    5,000                 5,134,000
  Kane Cook & Dupage Counties, IL, 6.5s, 2017                           1,355                 1,518,576
  Kane Cook & Dupage Counties, IL, FSA, 6.375s, 2019                    1,255                 1,385,658
  Lake County, IL, FGIC, 6s, 2020                                       2,500                 2,664,975
  Lane County, OR, 6.25s, 2016                                          1,000                 1,110,670
  Lane County, OR, 6.25s, 2017                                          1,370                 1,517,617
  Linn County, OR, Community School District, MBIA, 6.125s, 2017        1,000                 1,139,780
  Linn County, OR, Community School District, MBIA, 6.125s, 2019        1,105                 1,259,457
  McHenry & Lake Cntys, IL, FSA, 6.125s, 2018                           1,700                 1,857,675
  Michigan Municipal Bond Authority Rev., 8s, 2031                      2,700                 2,882,034
  Michigan Municipal Bond Authority Rev. (YMCA), 7.625s, 2021           1,150                 1,189,456
  Michigan Municipal Bond Authority Rev. (YMCA), 7.75s, 2031            2,450                 2,537,857
  Pima County, AZ, Industrial Development Authority, 6.4s, 2013         1,065                 1,071,230
  Pima County, AZ, Industrial Development Authority, 6.75s, 2031        3,000                 2,961,990
  Wasco County, OR, FSA, 6s, 2010(++)                                   1,485                 1,679,565
  Wasco County, OR, FSA, 6s, 2016                                       1,245                 1,408,120
  Williamsburg County, SC, Public Facilities Rev., 7.5s, 2003(++)         130                   139,032
  Williamsburg County, SC, Public Facilities Rev., 7.5s, 2003(++)       2,175                 2,368,684
  Williamsburg County, SC, Public Facilities Rev., 7.5s, 2002(++)         115                   116,663
                                                                                         --------------
                                                                                         $   61,527,995
-------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 15.4%
  Allegheny County, PA, Hospital Development, 9.25s, 2030            $  2,400            $    2,529,264
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2022                                                   3,360                 3,540,970
  Arkansas Development Finance Authority (White River
    Medical Center), 5.55s, 2019                                          500                   484,095
  Baldwin County, AL, Rev. Bonds, 5.75s, 2027                           2,200                 1,951,510
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          3,000                 2,885,310
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               840                   853,121
  Berlin, MD, Hospital Rev. (Atlantic General Hospital),
    8.375s, 2002(++)                                                    1,262                 1,315,541
  Brookhaven, NY, Industrial Development Agency
    (Memorial Hospital Medical Center Inc.), 8.125s, 2020                 690                   725,501
  Brookhaven, NY, Industrial Development Agency
    (Memorial Hospital Medical Center Inc.), 8.25s, 2030                2,500                 2,631,975
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.),
    6.35s, 2017                                                         1,500                 1,458,210
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.4s, 2029            3,500                 3,329,585
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital -
    Elmira), 6s, 2013                                                   2,560                 2,435,302
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital -
    Elmira), 6.35s, 2013                                                1,730                 1,692,286
  Chester County, PA, Health & Education Facilities
    (Chester County Hospital), 6.75s, 2031                              2,500                 2,512,100
  Colorado Health Facilities Authority Rev., 6s, 2016                   7,000                 7,121,310
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health), 6.625s, 2026                                     2,200                 2,332,352
  Crittenden County, AR, 7.15s, 2025                                    1,165                 1,250,930
  Cullman, AL (Cullman Regional Medical Center), 6.5s, 2013             1,610                 1,624,876
  Cuyahoga County, OH, Hospital Facilities (Canton,
    Inc.), 7.5s, 2030                                                   3,500                 3,804,115
  Denver, CO, Health & Hospital Authority, 6s, 2023                     1,000                   999,600
  Denver, CO, Health & Hospital Rev., 5.375s, 2018                      3,700                 3,485,067
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      5,000                 4,579,100
  Desert Hospital District, CA, Hospital Rev. (Desert
    Hospital Corp.), FSA, 11.174s, 2002(+)                              4,000                 4,323,080
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2002(++)                                         1,750                 1,836,275
  District of Columbia (Medstar University Hospital),
    6.875s, 2031                                                        3,875                 4,122,729
  Doylestown, PA, Hospital Authority (Doylestown Hospital),
    7.2s, 2003(++)                                                      2,200                 2,406,360
  Grand Forks, ND, Health Care Systems (Altru Health
    Systems Obligation Group), 7.125s, 2024                             1,500                 1,594,920
  Grand Junction, CO, Hospital Rev. (Community Hospital),
    6.9s, 2017                                                          2,900                 2,902,871
  Highlands County, FL, 6s, 2031                                        3,000                 3,037,770
  Huntsville, AL, Health Care Authority, 5.625s, 2026                   2,830                 2,769,381
  Illinois Health Facilities Authority Rev. (Centegra
    Health Systems), 5.25s, 2018                                        1,500                 1,390,425
  Illinois Health Facilities Authority (Condell Medical Center),
    6.35s, 2015                                                         1,500                 1,542,705
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 5.75s, 2024                                     1,400                 1,392,860
  Illinois Health Facilities Authority Rev. (Memorial
    Hospital - Woodstock), 7.25s, 2002(++)                              1,500                 1,550,700
  Illinois Health Facilities Authority Rev. (Sisters of
    Mercy), MBIA, 11.932s, 2015(+)                                      5,200                 5,508,776
  Indiana Health Facility Hospital Rev., 6.375s, 2021                   3,300                 3,225,090
  Indiana Health Facility Hospital Rev., 6.375s, 2031                   4,000                 3,863,600
  Indiana Health Facility Hospital Rev. (Riverview
    Hospital), 6.125s, 2031                                             3,750                 3,653,138
  Kentucky Economic Development Finance Authority
    (Norton Healthcare, Inc.), 6.5s, 2020                               5,000                 5,127,650
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                1,365                 1,284,506
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028                  3,305                 2,642,347
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                1,000                 1,070,050
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023                            13,530                11,674,090
  Massachusetts Health & Education Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                  3,500                 3,471,615
  Massachusetts Health & Education Facilities Authority
    Rev. (Jordan Hospital), 5.25s, 2018                                 4,600                 4,137,470
  Massachusetts Health & Education Facilities Authority
    Rev. (North Adams Regional Hospital), 6.625s, 2018                  2,990                 2,993,857
  Mecosta County, MI, General Hospital Rev., 6s, 2018                   1,200                 1,101,000
  Metro Health Facilities Development Corp., TX (Wilson
    N. Jones Memorial Hospital), 7.25s, 2031                            2,000                 2,099,180
  Miami Beach, FL, Health Facilities Hospital (Mount
    Sinai Medical Center), 6.7s, 2019                                   2,750                 2,533,658
  Michigan Hospital Finance Authority Rev. (Memorial
    Healthcare Center), 5.875s, 2021                                    1,000                   950,790
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                                         3,100                 3,279,893
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.375s, 2015                         700                   622,111
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023                       1,195                 1,044,514
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, 11.692s, 2016(+)                                  3,800                 3,879,420
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Littleton Hospital Assn.), 5.9s, 2018               1,750                 1,424,097
  New Jersey Health Care Facilities Financing Authority Rev
    (St. Peter's University Hospital), 6.875s, 2030                     4,000                 4,199,240
  New York City Industrial Development Agency (Staten
    Island University Hospital), 6.375s, 2031                           1,490                 1,481,254
  Ohio County, WV, County Commission Health System
    (Ohio Valley Medical Center), 5.75s, 2013                           5,000                 4,445,750
  Oklahoma Development Finance Authority Rev. (Comache
    County Hospital), 6s, 2014                                          2,400                 2,317,464
  Oklahoma Development Finance Authority Rev. (Comache
    County Hospital), 6.6s, 2031                                        3,500                 3,380,860
  Peninsula Ports Authority (Whittaker Memorial), FHA, 8.7s,              500                   606,910
  Philadelphia, PA, Hospital & Higher Education
    Facilities Authority Rev., FGIC, 9.044s, 2012(++)                   2,000                 2,111,500
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                            1,500                 1,449,915
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 7.82s, 2021                                    2,000                 2,130,720
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                               800                   763,304
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                               1,155                 1,057,079
  Russell, KY, Health Systems Rev., 8.1s, 2006(++)                        440                   516,683
  Sierra View, CA, Local Health Care District, 5.4s, 2022               4,000                 3,731,760
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.375s, 2015                                   1,385                 1,241,126
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.5s, 2020                                     1,625                 1,476,540
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.625s, 2029                                   4,200                 3,823,092
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018                            3,600                 3,083,760
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.375s, 2024                           5,000                 4,233,250
  State of Arkansas, Development Finance Authority
    (Washington Regional Medical Center), 7.25s, 2020                   2,500                 2,689,775
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                 3,500                 3,463,215
  Suffolk County, NY, Southhampton Hospital Assn.,
    7.625s, 2030                                                        1,500                 1,516,350
  Tallahasse, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                   4,500                 4,667,535
  Texas Metro Health Facilities Development Corp.
    (Wilson N Jones Memorial Hospital), 7.2s, 2021                      2,000                 2,106,340
  Tom Green County, TX, Health Facilities, 6.75s, 2021                  1,600                 1,661,168
  Upper Illinois River Valley Development Authority
    (Morris Hospital), 6.625s, 2031                                     1,900                 1,966,842
  Valley, AL, Special Care Facilities Financing (Lanier
    Memorial Hospital), 5.45s, 2011                                     1,175                 1,112,349
  Wapello County, IA, Hospital Rev. (Ottumwa Regional
    Health Center), 6.25s, 2022                                         2,000                 1,987,900
  Wapello County, IA, Hospital Rev. (Ottumwa Regional
    Health Center), 6.375s, 2031                                        2,595                 2,576,238
  Weirton, WV, Municipal Hospital Building Commission
    (Weirton Hospital Medical Center), 6.375s, 2031                     3,500                 3,393,180
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                    810                   810,518
  Wichita, KS, Hospital Rev., 6.25s, 2019                               1,500                 1,572,945
  Wichita, KS, Hospital Rev., 6.25s, 2020                               2,500                 2,611,275
  Wisconsin Health & Educational Facilities, 5.625s, 2029               1,100                 1,017,500
  Yonkers, NY, Industrial Development Agency (St. Johns
    Riverside Hospital), 6.8s, 2016                                     1,920                 2,002,426
  Yonkers, NY, Industrial Development Agency (St. Johns
    Riverside Hospital), 7.125s, 2031                                   1,000                 1,055,000
  Yonkers, NY, Industrial Development Agency (St
    Joseph Hospital), 6.15s, 2015                                       2,000                 1,811,020
                                                                                         --------------
                                                                                         $  228,070,831
-------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 14.0%
  Baltimore County, MD, Nursing Facility Mortgage Rev
    (Eastpoint Rehabilation & Nursing Center), 3s, 2028*             $  1,250            $      662,500
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                             395                   365,501
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                          1,420                 1,207,525
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                            3,150                 2,607,476
  Blair County, PA, Industrial Development Authority, 7s, 2034          1,050                 1,030,176
  Brevard County, FL, Health Facilites Authority
    (Beverly Enterprises), 10s, 2010                                    1,050                 1,082,067
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2012                                      840                 1,018,592
  Chester County, PA, Industrial Development Authority
    (RHA/PA Nursing Home), 10.125s, 2019*                               1,908                 1,049,400
  Clarion, PA, County School Development Authority
    (Beverly Enterprises Inc.), 7.5s, 2012                              1,950                 1,988,551
  Colorado Health Facilities Authority Rev., 7.125s, 2030               1,300                 1,384,734
  Contra Costa County, CA, Residential Rental
    Facilities Rev. (Cypress Meadows), 7s, 2028                         3,000                 2,451,240
  Daphne, AL, Special Care Facilities Financing Authority
    (1st Mortgage Rev.), 0s, 2008(++)                                  89,975                68,813,771
  Daphne, AL, Special Care Facilities Financing Authority
    (2nd Mortgage Rev.), 0s, 2008(++)                                   4,500                 3,441,645
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2008(++)                             48,475                10,521,014
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                              2,195                 2,148,729
  Illinois Health Facilities Authority Rev., 7.375s, 2031               2,700                 2,712,933
  Indiana Health Facilities Financing Authority Rev
    (Metro Health/Indiana, Inc.), 6.3s, 2023*                           3,820                 2,483,000
  Iowa Finance Authority, Health Care Facilities Rev
    (Care Initiatives), 5.75s, 2018                                     1,200                 1,082,268
  Jacksonville, FL, Industrial Development Rev., 6.4s, 2016             1,825                 1,831,515
  Jacksonville, FL, Health Facilities Authority, 7s, 2022               1,000                 1,029,860
  Jefferson County, KY, Health Care Authority Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                             250                   240,805
  Kansas City, MO, Industrial Development Authority
    (Bishop Spencer Place, Inc.), 8s, 2024                              7,720                 8,087,009
  Kansas City, MO, Industrial Development Authority
    (Kingswood), 9s, 2003(++)                                           4,650                 5,339,362
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                      715                   730,959
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006#                                           850                   144,500
  Loves Park, IL (Hoosier Care), 7.125s, 2034                           1,970                 1,828,258
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                             1,460                 1,446,816
  Maine Health & Higher Educational Facilities, 7.5s, 2019              1,500                 1,506,495
  Massachusetts Industrial Finance Agency (GF Revere),
    8.875s, 2025                                                        7,360                 7,558,941
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.375s, 2006(++)                             2,300                 2,771,316
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.625s, 2006(++)                             3,520                 4,274,230
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                               5,830                 5,541,648
  Millbrae, CA, Residential Facility (Magnolia Of Millbrae),
    7.375s, 2027                                                        7,500                 7,881,675
  Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                2,170                 2,091,077
  Monongalia County, WV, Health Facilities Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                             500                   482,930
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                        2,345                 2,367,348
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                         2,905                 2,562,559
  New Hampshire Industrial Development Authority (Tall
    Pines), 11.25s, 2016*                                               1,265                    63,250
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                                    1,350                 1,397,453
  New Jersey Economic Development Authority (Geriatric
    & Medical Services), 10.5s, 2020                                    3,000                 3,034,440
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                                           2,435                 2,518,886
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.5s, 2009                                      700                   718,193
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                                    1,000                 1,026,300
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                                             4,000                 3,358,080
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                    1,610                 1,657,833
  Reedley, CA (Mennonite Home), 7.5s, 2026                              5,180                 5,191,241
  San Francisco City & County, CA (Coventry Park), 8.5s, 2026           9,435                 9,162,706
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                          1,635                 1,681,712
  Shelby County, TN, 7.4s, 2011                                           960                   980,832
  Sterling, IL (Hoosier Care), 7.125s, 2034                             1,375                 1,299,430
  Waterford Township, MI, Economic Development Corp.
    Rev. (Canterbury Health), 6s, 2039                                  3,190                 2,297,725
  Wilkinsburg, PA, Municipal Health Authority
    (Monroeville Christian), 8.25s, 2027                                7,080                 6,871,990
  Wisconsin Health & Educational Facilities (Oakwood
    Village), 7.625s, 2030                                              1,400                 1,413,090
                                                                                         --------------
                                                                                         $  206,441,586
-------------------------------------------------------------------------------------------------------
  Human Services - 2.4%
    California Statewide Community Development Authority
      Rev., 7.125s, 2016                                             $  1,900            $    1,874,350
    Cheneyville, LA, Westside Habilitation Center, 8.375s, 2013         5,190                 5,400,299
    Jenks Township, PA, Municipal Authority Rev., 8s, 2003(++)          4,650                 5,065,198
    Lehigh County, PA, General Purpose Authority
      (Kidspeace Obligation Group), 6s, 2018                            5,000                 4,666,450
    Massachusetts Industrial Finance Agency (Brandon
      Residential Treatment), 8.75s, 2024                               4,965                 5,187,928
    Montgomery County, PA, Industrial Development
      Authority (Wordsworth Academy), 8s, 2024                          2,850                 2,988,938
    New Hampshire Higher Educational & Health Facilities
      Authority Rev. (Child & Family Services), 6.125s, 2019            1,365                 1,337,700
    Orange County, FL, Health Facilities Authority, 8.875s, 2021        1,925                 1,962,114
    Orange County, FL, Health Facilities Authority Rev., 9s, 2031       2,185                 2,230,798
    Osceola County, FL, Industrial Development Rev
      (Community Provider Pooled Loan), 7.75s, 2017                     2,700                 2,757,699
    Philadelphia, PA, Industrial Development Authority,
      6.125s, 2019                                                      1,430                 1,336,249
                                                                                         --------------
                                                                                         $   34,807,723
-------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.5%
  Chicago, IL, O'Hare International Airport Special
    Facilities Rev. (United Airlines), 6.375s, 2035                  $  4,000            $    2,326,360
  Dallas-Fort Worth, TX, International Airport Facility
    Improvement Corp. (Delta), 7.625s, 2021                             4,500                 4,504,590
  State of Hawaii, Special Facilities Rev. (Continental
    Airlines, Inc.), 7s, 2020                                             965                   812,520
                                                                                         --------------
                                                                                         $    7,643,470
-------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.7%
  Power County, ID, Pollution Control Rev. (FMC Corp.),
    5.625s, 2014                                                     $  1,000                   925,140
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), 7s, 2024                                                    5,885                 5,869,464
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), 6.9s, 2024                                                  3,000                 2,992,290
                                                                                         --------------
                                                                                         $    9,786,894
-------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.1%
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                          $  1,800            $    1,829,700
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                           3,460                 3,597,570
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                  3,000                 3,039,060
  New Hampshire, Bus Pollution, 3.75s, 2027                             4,000                 4,025,160
  New Morgan, PA, Industrial Development Authority
    (Browning Ferris Co.), 6.5s, 2019                                   2,500                 2,497,075
  Schuylkill County, PA, Industrial Development
    Authority (Pine Grove Landfill, Inc.), 5.1s, 2019                   1,000                 1,004,580
  Tooele County, UT, Pollution Control Rev. (Laidlaw
    Environmental Services), 7.55s, 2027                                5,000                   100,000
                                                                                         --------------
                                                                                         $   16,093,145
-------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 5.7%
  Cuyahoga County, OH, Industrial Development Rev., 8.75s, 2007      $  1,500            $    1,531,185
  Gulf Coast Waste Disposal Authority, Texas Waste
    Disposal Rev. (Valero Energy Corp.), 6.65s, 2032                    1,500                 1,570,605
  Hardeman County, TN, (Correctional Facilities Corp.),
    7.75s, 2017                                                         6,500                 6,425,965
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                          8,555                 9,250,692
  Janesville, WI, Industrial Development Rev. (Simmons
    Manufacturing Co.), 7s, 2017                                        3,900                 3,987,477
  Massachusetts Development Finance Agency Rev
    (Springfield Resources Recovery), 5.625s, 2019                      2,225                 2,247,406
  Mesa County, CO (Joy Technologies, Inc.), 8.5s, 2006*                 5,800                 5,920,988
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.4s, 2015*,+                               4,000                 3,400,000
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.6s, 2017*,+                               8,000                 6,800,000
  Philadelphia, PA, Industrial Development Authority
    Rev. (Host Marriott LP), 7.75s, 2017                                2,000                 2,123,760
  Pilchuck Development Public Corp., Airport Rev., 6s, 2023             1,500                 1,476,645
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014            21,375                23,141,430
  Spirit Lake, IA, Industrial Development Rev. (Crystal
    Tips, Inc.), 0s, 2008#(++)                                          6,395                 8,377,106
  Tooele County, UT, 6.75s, 2010*                                       2,500                 1,268,750
  Tooele County, UT, 5.7s, 2026                                         2,860                 2,648,160
  Valdez, AK, Marine Term Rev., 2.9s, 2031                              4,500                 4,499,865
                                                                                         --------------
                                                                                         $   84,670,034
-------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 3.6%
  Butler, AL, Industrial Developement Board, Solid
    Waste Rev. (James River Corp.), 8s, 2028                         $  4,500            $    4,729,185
  Courtland, AL, Solid Waste Disposal Rev. (Champion
    International Corp.), 6.375s, 2029                                  2,500                 2,520,925
  De Soto Parish, LA, Environmental Improvement, 6.35s, 2025            1,650                 1,678,545
  Florence County, SC, Industrial Development Rev
    (Stone Container Corp.), 7.375s, 2007                               2,320                 2,342,226
  Green Bay, WI, Redevelopment Authority Industrial
    Rev. (Fort James Project), 5.6s, 2019                               1,000                   886,860
  Hodge Village, LA, Utilities Rev. (Stone Container), 9s, 2010         6,260                 6,272,645
  Maine Finance Authority (Bowater), 7.75s, 2022                        8,500                 8,756,700
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard LLC),
    6.8s, 2014                                                          3,800                 3,962,906
  Perry County, KY, Solid Waste Disposal Resources (TJ
    International), 7s, 2024                                           11,000                11,454,850
  Sabine River Authority, Louisiana Water Facilities, 6.2s, 2025        2,250                 2,289,262
  Savannah, GA, Economic Development Authority Rev
    (Stone Container Corp.), 7.4s, 2026                                 7,500                 7,211,175
  Wabash, IN, Solid Waste Disposal Rev. (Jefferson
    Smurfit Corp.), 7.5s, 2026                                          2,000                 1,933,940
                                                                                         --------------
                                                                                         $   54,039,219
-------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.9%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024*                                     $ 10,455            $    1,254,600
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 7.5s, 2015*                                  3,890                   466,800
  Indiana Development Finance Authority Rev. (Inland
    Steel), 5.75s, 2011                                                 3,000                   540,000
  Indiana Development Finance Authority Rev. (Inland
    Steel), 7.25s, 2011                                                10,000                 1,800,000
  Mobile County, AL, Industrial Development Board Rev
    (Ipsco, Inc.), 6.875s, 2030                                         2,850                 2,957,702
  Ohio Solid Waste Rev. (Republic Engineered Steels),
    8.25s, 2014*                                                        7,000                   350,000
  Owyhee County, ID, Industrial Development Rev
    (Environsafe), 8.25s, 2002                                          4,000                 3,957,840
  Spokane County, WA, Industrial Development Corp.
    (Kaiser Aluminum & Chemical Corp.), 7.6s, 2027                      3,700                 2,590,000
                                                                                         --------------
                                                                                         $   13,916,942
-------------------------------------------------------------------------------------------------------
Industrial Revenue - Retail - 0.3%
  Chester County, SC, Industrial Development Rev
    (Springs Industries, Inc), 7.35s, 2014                           $    500            $      515,360
  Chester County, SC, Industrial Development Rev
    (Springs Industries, Inc.), 7.8s, 2014                              1,025                 1,048,678
  Crawfordsville, IN, Economic Development Rev. (Kroger
    Co.), 7.7s, 2012                                                    1,300                 1,356,381
  Harrison County, WV, Commercial Development Rev
    (Kroger Co.), 8.1s, 2014                                            1,900                 1,992,226
                                                                                         --------------
                                                                                         $    4,912,645
-------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.5%
  Long Beach, CA (Aquarium Of Pacific), 6.125s, 2005(++)             $  1,000            $    1,132,810
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                        6,185                 6,175,351
                                                                                         --------------
                                                                                         $    7,308,161
-------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.9%
  Austin, TX, 6.6s, 2021                                             $  1,300            $    1,332,565
  Austin, TX (Convertible Enterprised, Inc.), 6.7s, 2028                2,000                 2,044,400
  District of Columbia, 6.25s, 2024                                     4,500                 4,731,210
  District of Columbia (National Public Radio), 7.7s, 2003(++)          3,500                 3,748,465
  Harris County, TX, Cultural Education Facility (Space
    Center Houston), 9.25s, 2023                                           70                    71,779
  New Jersey Economic Development Authority, 6.5s, 2018                 4,000                 4,267,960
  Rockbridge County, VA, Industrial Authority, 6.85s, 2021              2,300                 2,337,306
  Southwestern Illinois Development Authority Rev.,
    Solid Waste Disposal Rev., 5.9s, 2014                               2,500                 2,484,375
  St. Louis County, MO, Industrial Development
    Authority (Kiel Center Arena), 7.875s, 2024                         1,000                 1,035,300
  St. Louis, MO, Industrial Development Authority Rev
    (St. Louis Convention), 7.2s, 2028                                  4,750                 5,058,655
  Tobacco Securitization Authority, CA, 5.25s, 2027                     4,000                 4,048,800
  Tobacco Settlement Authority, IA, 5.3s, 2025                          5,000                 4,529,400
  Tobacco Settlement Financing Corp., 5.5s, 2030                        4,250                 4,059,005
  Tobacco Settlement Rev., Management Authority, 6.375s, 2028           3,500                 3,627,470
                                                                                         --------------
                                                                                         $   43,376,690
-------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.0%
  Alexandria, VA, Redevelopment & Housing Authority, 5.5s, 2029      $  3,360            $    3,171,034
  Alexandria, VA, Redevelopment & Housing Authority
    (Park at Landmark), 8.75s, 2029                                     2,500                 2,569,375
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018                  1,930                 1,947,582
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027###                                         4,000                 4,429,600
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                    2,940                 3,054,513
  Charter Mac Equity Issuer Trust, 6.625s, 2009                         8,000                 8,244,320
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                         2,565                 2,590,265
  Florida Multi-Family Housing Finance Agency Rev
    (Center Court Apartments), 8.5s, 2018                               1,650                 1,639,836
  Maplewood, RI, Housing Development Corp. (Terrace
    Apartments), 6.9s, 2025                                             3,960                 4,063,317
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024                         5,485                 5,628,378
  Mesa County, CO, Residual Rev., 0s, 2003(++)                         25,125                10,511,546
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009##                        6,000                 6,244,260
  Ridgeland, MS, Urban Renewal, Multifamily Housing
    Rev. (Northbrook I & III Apartments), 6.25s, 2029                   5,000                 3,500,000
  Texas Housing & Community Board (Harbors & Plumtree), 10s, 2026+      1,720                 1,659,078
  Virginia Housing & Development Authority, 0s, 2017                      690                   160,121
                                                                                         --------------
                                                                                         $   59,413,225
-------------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections Inc., MA Rev., 0s, 2009(++)                       $  1,235            $      517,280
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                           375                   191,685
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                           450                   215,226
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                           975                   436,039
                                                                                         --------------
                                                                                         $    1,360,230
-------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.4%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                      $  2,750            $    2,443,183
  Illinois Sales Tax, 6.25s, 2015                                       1,500                 1,666,005
  Virgin Islands, Public Finance Authority, 6s, 2006                      500                   523,680
  Territory of Virgin Islands, Public Finance Authority,
    5.875s, 2018                                                        1,500                 1,499,505
                                                                                         --------------
                                                                                         $    6,132,373
-------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 1.5%
  California Rural Home Mortgage Finance Authority,
    GNMA, 6.55s, 2030                                                $  1,730            $    1,828,212
  Chicago, IL, Single Family Mortgage Rev., GNMA, 7.05s, 2030             745                   819,604
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  770                   178,663
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011             3,395                 1,348,698
  Escambia County, FL, GNMA, 6.95s, 2024                                1,575                 1,720,168
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                     50                    51,121
  Jefferson County, TX, Housing Finance Corp., MBIA, 0s, 2015           1,515                   346,526
  Jefferson Parish, LA, GNMA, 5s to 2002, 6.625s to 2023                1,250                 1,345,325
  Jefferson Parish, LA, GNMA, 7.5s, 2026                                  945                 1,042,250
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,235                 1,321,660
  Lee County, FL, Housing Finance Authority Rev., GNMA, 7s, 2031          600                   641,592
  Maricopa Country, AR, GNMA, 7.65s, 2024                                 366                   415,209
  New Castle County, DE, Single Family Mortgage Rev., FGIC,
    0s, 2016                                                              365                    84,235
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                   2,565                 2,829,657
  Reno County, KS, Single Family Mortgage Rev., AMBAC, 0s, 2014           525                   124,866
  San Bernardino County, CA, GNMA, 7.375s, 2020                           875                   933,476
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026                   3,345                 3,670,502
  Sedgwick & Shawnee Counties, KS, Single Family Rev.,
    GNMA, 5.25s, 2029                                                   1,000                 1,080,750
  Sedgwick & Shawnee County, KS, Single Family Housing,
    GNMA, 5.125s to 2002, 6.45s to 2033                                 2,300                 2,427,190
                                                                                         --------------
                                                                                         $   22,209,704
-------------------------------------------------------------------------------------------------------

Single Family Housing Revenue - Other - 0.1%
  Texas Veteran Housing Assistance Program, 7s, 2025                 $  1,100            $    1,144,418
-------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 3.0%
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                         $  4,750            $    1,186,930
  Colorado Housing Finance Authority, 7.15s, 2014                         311                   334,384
  Colorado Housing Finance Authority, 6.75s, 2021                       1,100                 1,230,834
  Colorado Housing Finance Authority, 5.9s, 2023                        2,000                 2,097,260
  Colorado Housing Finance Authority, 6.1s, 2023                        1,535                 1,640,040
  Colorado Housing Finance Authority, 6.55s, 2025                         849                   901,825
  Colorado Housing Finance Authority, 7.4s, 2027                          790                   835,757
  Colorado Housing Finance Authority, 7.15s, 2030                         950                 1,058,775
  Colorado Housing Finance Authority, 5.25s to 2002,
    6.6s to 2032                                                        1,440                 1,548,317
  Colorado Housing Finance Authority, 6.55s, 2033                       1,000                 1,089,500
  Delaware Single Family Housing Authority Rev., 6.75s, 2024            2,325                 2,413,280
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                   2,190                 2,436,178
  Maryland Community Development Administration, 7.3s, 2025             2,705                 2,752,310
  Mississippi Home Corp., GNMA, 5s to 2002, 6.5s to 2032                4,500                 4,869,990
  Missouri Housing Development Commission, GNMA,
    5s to 2002, 6.85s to 2032                                           1,400                 1,519,938
  Missouri Housing Development Commission, GNMA, 7.45s, 2031              935                 1,029,267
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                                              4,060                 4,292,922
  Missouri Housing Development Commission Mortgage
    Rev., 6.35s, 2032                                                   2,000                 2,150,260
  New Hampshire Housing Finance Authority, 5.875s, 2030                 1,425                 1,490,692
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 6.8s, 2023                                             530                   540,733
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Rev., 6.9s, 2024                                           1,085                 1,111,615
  Oklahoma Housing Finance Agency, 7.55s, 2028                            950                 1,057,607
  Phoenix, AZ, GNMA, 5s to 2002, 6.1s to 2028                           1,250                 1,315,775
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA, 7.1s, 2021                                     4,525                 4,936,232
  Wisconsin Housing & Economic Development,
    Homeownership Rev., 12.439s, 2022(+)                                  570                   580,830
                                                                                         --------------
                                                                                         $   44,421,251
-------------------------------------------------------------------------------------------------------

Solid Waste Revenue - 0.5%
  Hudson County, NJ, Solid Waste System Rev., 6s, 2019               $  2,000            $    1,945,160
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.5s, 2013                                              2,475                 1,949,483
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                              5,425                 4,185,388
                                                                                         --------------
                                                                                         $    8,080,031
-------------------------------------------------------------------------------------------------------
Special Assessment District - 2.2%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                     $  4,180            $    4,237,475
  Broadview, IL, Tax Increment Rev., 5.375s, 2015                       3,400                 3,425,500
  Capital Region Community Development District, FL, 5.95s, 2006        1,735                 1,744,022
  Capital Region Community Development District, FL, 6.85s, 2031          750                   762,937
  Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013           1,149                 1,170,797
  Denver, CO, Urban Renewal Tax (Downtown Denver), 7.25s, 2017          1,250                 1,280,825
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017                   950                   968,021
  Hyland Hills Metropolitan Park & Recreation District, 6.75s, 2015     2,500                 2,642,250
  Katy, TX, Development Authority Rev., 5.8s, 2011                      3,000                 2,970,000
  Katy, TX, Development Authority Rev., 6s, 2018                        6,000                 5,925,000
  Lake Elsinore, CA, Public Financing Authority, 7.1s, 2020             2,440                 2,559,048
  Markham, IL, 9s, 2012                                                 2,440                 2,476,600
  Preserve At Wilderness Lake, 5.9s, 2006                               1,000                   992,510
  Preserve At Wilderness Lake, 6.2s, 2008                               2,000                 1,989,340
                                                                                         --------------
                                                                                         $   33,144,325
-------------------------------------------------------------------------------------------------------
State and Local Appropriation - 2.9%
  Alabama Building Renovation Authority, AMBAC, 6s, 2017             $  1,805                 1,971,276
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                1,155                 1,261,399
  Chicago, IL, Public Building Commerce Rev., RITES,
    7.038s, 2017+(+)                                                    4,500                 4,892,760
  College Park, GA (Civic Center), AMBAC, 5.75s, 2020                   3,000                 3,212,280
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 9.315s, 2018(+)                                              7,000                 8,021,860
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                                          2,500                 2,601,575
  Essex County, NJ, RITES, 10.275s, 2020+(+)                            6,000                 6,818,880
  Harris County, TX, 5.8s, 2014                                         1,759                 1,687,958
  Harris County, TX, 5.625s, 2020                                       2,820                 2,595,850
  Houston, TX, 6.3s, 2020                                               5,000                 5,211,300
  Northumberland County, PA, 6.65s, 2020                                1,285                 1,300,561
  Northumberland County, PA, 7s, 2020                                   1,000                 1,023,440
  Shawnee County, KS (Community Mental Health Center
    Inc.), 5.35s, 2019                                                    250                   217,303
  State of Ohio, 5.5s, 2015                                             1,265                 1,342,937
  West Virginia Parkways, Economic Development &
    Tourism Authority, FGIC, 10.06s, 2019(+)                            1,200                 1,280,976
                                                                                         --------------
                                                                                         $   43,440,355
-------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.2%
  Access To Loans For Learning (California Student Loan
    Corp.), 7.95s, 2030                                              $  2,700            $    2,797,416
  Arizona Student Loan Acquisition Authority, "B", 6.15s, 2029          1,500                 1,543,740
  Arizona Student Loan Acquisition Authority, "C", 7.625s, 2010         4,610                 4,923,019
  Arizona Student Loan Acquisition Authority, "D", 7.25s, 2010          2,970                 3,107,273
  Pennsylvania Higher Education Assistance Agency,
    AMBAC, 10.723s, 2022(+)                                             2,700                 2,787,210
  South Dakota Student Loan Rev. (Education Loans, Inc.),
    5.6s, 2020                                                          2,700                 2,683,827
                                                                                         --------------
                                                                                         $   17,842,485
-------------------------------------------------------------------------------------------------------
Turnpike Revenue - 5.2%
  Arapahoe County, CO, Capital Improvement, Highway Rev.,
    0s, 2005(++)                                                     $ 69,000            $   12,802,253
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2010(++)                       5,000                 5,112,600
  New Jersey Turnpike Authority, RITES, 9.379s, 2020+(+)                5,000                 5,255,700
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                2,700                 1,004,913
  Pocahontas Parkway Assn., VA, Toll Road Rev., "B", 0s, 2012           2,100                   889,434
  Pocahontas Parkway Assn., VA, Toll Road Rev., "C", 0s, 2012           1,700                   570,367
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                7,000                 2,717,400
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                6,600                 2,346,036
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                7,250                 2,357,410
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                2,000                   594,280
  San Joaquin Hills, CA, Toll Road Rev. (Transportation
    Corridor Agency), 0s, 2011(++)                                     13,400                 9,213,438
  Telluride, CO, Gondola Transit Co., 9s, 2006(++)                      2,190                 2,670,573
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012(++)                           5,025                 7,694,430
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                 975                 1,438,486
  Texas Department Of Transportation, 7s, 2012                            184                   186,355
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2002(++)                                         20,895                22,250,459
                                                                                         --------------
                                                                                         $   77,104,134
-------------------------------------------------------------------------------------------------------
Universities - Colleges - 2.9%
  California Education Facilities Authority Rev., (L.A
    College of Chiropractic), 5.6s, 2017                             $  2,000            $    1,986,980
  Houston, TX, Community College Systems, 7.875s, 2025                  9,150                11,533,209
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.6s, 2018                850                   833,689
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.65s, 2028             1,730                 1,661,284
  Illinois Educational Facilities Authority Rev., 6.875s, 2017            750                   772,200
  Illinois Educational Facilities Authority Rev., 5.25s, 2018             750                   697,282
  Islip, NY, Community Development Agency Rev. (New
    York Institute of Technology), 7.5s, 2006(++)                       6,000                 7,118,520
  Massachusetts Development Finance Agency Rev
    (Eastern Nazarine College), 5.625s, 2019                            1,235                   949,147
  Massachusetts Industrial Finance Agency Rev. (Curry
    College), 8s, 2004(++)                                              1,240                 1,417,432
  Nassau County, NY, Industrial Development Agency,
    Civic Facilities Rev. (New York Institute of Technology),
    6.15s, 2002(++)                                                     3,300                 3,377,286
  New Hampshire Health & Education Facilities, 6.5s, 2017               4,860                 5,042,979
  New Hampshire Higher Educational & Health Facilities
    (New Hampshire College), 6.3s, 2016                                 1,690                 1,667,760
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Franklin Pierce Law Center), 5.5s, 2018             1,200                 1,168,080
  Northeastern, PA, Hospital & Education Authority, 6s, 2018            1,000                 1,003,650
  Savannah, GA, Economic Development Authority (College
    of Art & Design, Inc.), 6.5s, 2013                                  2,000                 2,096,680
  Savannah, GA, Economic Development Authority Rev
    (College of Art & Design, Inc.), 6.2s, 2009                           820                   875,489
                                                                                         --------------
                                                                                         $   42,201,667
-------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.1%
  Massachusetts Development Finance Agency Rev
    (Williston Northampton School), 6.5s, 2028                       $  1,400            $    1,433,586
-------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 3.8%
  Alaska Industrial Development & Export Authority, 5.7s, 2012       $  1,460            $    1,354,778
  Alaska Industrial Development & Export Authority,
    Power Rev. (Upper Lynn Canal Regional Power), 5.875s, 2032          1,800                 1,466,640
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                               8,700                 9,321,093
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
    6s, 2025                                                           10,000                10,063,500
  New Jersey Economic Development Authority (Vineland
    Cogeneration), 7.875s, 2019                                         9,165                 9,396,141
  Ohio Water Development Authority (Bay Shore Power),
    5.875s, 2020                                                        2,000                 1,838,960
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.5s, 2013                      2,300                 2,315,525
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                      5,000                 5,042,250
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                                             10,000                10,051,000
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                          3,500                 3,519,320
  Suffolk County, NY, Industrial Development Agency
    (Nissequogue Cogen Partners Facility), 5.3s, 2013                   1,750                 1,659,245
                                                                                         --------------
                                                                                         $   56,028,452
-------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 8.0%
  Beaver County, PA Pollution Control Rev., 7.75s, 2020              $  1,500            $    1,623,195
  Brazos River Authority, 5.4s, 2029                                    4,500                 4,537,530
  Brazos River Authority, 5.05s, 2030                                   3,000                 2,985,330
  Calcasieu Parish, LA, Industrial Development Board,
    Pollution Control Rev. (Energy Gulf States, Inc.), 5.45s, 2010      4,800                 4,746,288
  California Pollution Control Financing Authority, 6.4s, 2024          4,000                 3,900,440
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric
    Co.), MBIA, 5.35s, 2016                                             6,400                 6,692,864
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric
    Co.), 5.85s, 2023                                                   3,250                 3,022,045
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), FGIC, 6.7s, 2022                                        4,000                 4,135,080
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.6s, 2030                                             10,000                 8,781,600
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2032                                              9,000                 8,306,820
  Farmington, NM, Pollution Control Rev., 5.8s, 2022                    9,415                 9,280,460
  Farmington, NM, Pollution Control Rev. (San Juan
    Public Services Co.), 6.3s, 2016                                    3,240                 3,301,657
  Farmington, NM, Pollution Control Rev. (Tucson
    Electric Power Co.), 6.95s, 2020                                    3,000                 3,109,170
  Maricopa County, AZ, Pollution Control Rev. (El Paso
    Electric), 6.375s, 2015                                             4,000                 4,192,320
  Matagorda County, TX (Central Power & Light Co.), 4.55s, 2029         5,000                 5,008,350
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    8,000                 7,818,400
  New Hampshire, Industrial Development Authority, 5.9s, 2018           1,000                 1,021,240
  New Hampshire Business Finance Authority, Pollution
    Control Rev. (United Illuminating Co.), 5.875s, 2033                2,985                 2,986,194
  Ohio Water Development, Pollution Control Rev
    (Cleveland Electric), 8s, 2023                                      4,700                 5,022,937
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                             2,000                 1,946,100
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                              14,000                13,686,960
  Pointe Coupee Parish, LA, Pollution Control Rev., 6.7s, 2013          1,000                 1,020,200
  Sabine River Authority, Texas Pollution (TXU Electric
    Co.), 5.75s, 2030                                                   3,500                 3,452,400
  West Feliciana Parish, LA, Pollution Control Rev., 7.7s, 2014         2,000                 2,074,740
  West Feliciana Parish, LA, Pollution Control Rev., 5.8s, 2016         1,500                 1,484,685
  West Feliciana Parish, LA, Pollution Control Rev
    (Gulf States Utilities Co.), 9s, 2015                               2,500                 2,546,500
  West Feliciana Parish, LA, Pollution Control Rev
    (Gulf States Utilities Co.), 5.8s, 2015                             1,500                 1,491,870
                                                                                         --------------
                                                                                         $  118,175,375
-------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.6%
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021                  $  8,135            $    9,107,132
  Municipal Electric Authority, GA, AMBAC, 9.809s, 2022(+)              9,900                10,701,306
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002(++)                           4,425                 4,602,575
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2019                               1,155                 1,188,126
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2022                               1,625                 1,671,491
  North Carolina Municipal Power Agency, Catawba
    Electric Rev., 6.375s, 2013                                         2,750                 2,953,500
  Southern California Public Power Authority,
    Transmission Project Rev., 9.891s, 2012(+)                          4,800                 5,089,872
  West Feliciana Parish, LA, Pollution Control Rev
    (Entergy Gulf States), 6.6s, 2028                                   3,335                 3,365,682
                                                                                         --------------
                                                                                         $   38,679,684
-------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.1%
  Colorado River, TX, Municipal Water District, 6.25s, 2004+         $  3,000            $    3,002,010
  Detroit, MI, Sewer Disposal Rev., FGIC, 9.595s, 2003(+),(++)          1,500                 1,720,695
  Detroit, MI, Sewer Disposal Rev., FGIC, 9.595s, 2023(+)                 500                   520,850
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2010(++)         2,010                 2,321,309
  Harrisburg, PA, Authority Water Rev., FGIC, 7.72s, 2015(+)            2,000                 2,148,680
  Massachusetts Water Resources Authority, RITES, FGIC,
    11.53s, 2019+(+)                                                      765                 1,043,919
  Michigan Municipal Bond Authority Rev., RITES, 9.442s, 2021+(+)       7,585                 8,049,505
  New York City, NY, Municipal Water Finance Authority
    Rev., 5.75s, 2029                                                   8,590                 8,916,506
  Phoenix, AR, FGIC, 6.25s, 2010(++)                                    1,000                 1,160,180
  State of Virginia, Clean Water Rev., 5.75s, 2019                      2,500                 2,657,824
                                                                                         --------------
                                                                                         $   31,541,478
-------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,446,147,370)                                  $1,437,595,224
-------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.9%
-------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Aces Presbyterian University Hospital), due 02/07/02       $    100            $      100,000
  Appling County, GA, Development Authority (Georgia
    Power Co.), due 02/01/02                                              200                   200,000
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 02/01/02                      2,590                 2,590,000
  Burke County, GA, Development Authority Pollution
    Control Rev. (Georgia Power Co.), due 02/01/02                      1,000                 1,000,000
  California Pollution Control Financing Authority Rev
    (Shell Oil), due 02/01/02                                           1,400                 1,400,000
  Commonwealth of Massachusetts, due 02/01/02                             200                   200,000
  Commonwealth of Massachusetts, "A", (Central Artery),
    due 02/01/02                                                        2,300                 2,300,000
  Cuyahoga County, OH, Hospital Rev. (The Cleveland Clinic),
    due 02/01/02                                                          290                   290,000
  East Baton Rouge Parish, LA, Pollution Control Rev
    (Exxon Corp.), due 02/01/02                                           450                   450,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 02/01/02                                                        8,500                 8,500,000
  Harris County, TX, Pollution Control Rev. Industrial
    Development Corp., due 02/01/02                                     3,800                 3,800,000
  Illinois Educational Facilities Authority Rev
    (University Chicago Hospital), due 02/01/02                           800                   800,000
  Jackson County, MS, Pollution Control Rev. (Chevron
    USA, Inc.), due 02/01/02                                              300                   300,000
  Jacksonville, FL, Pollution Control Rev. Power & Light,
    due 02/01/02                                                          300                   300,000
  Knoxville, TN, Utilities Board Rev., due 02/01/02                       290                   290,000
  Maricopa County, AZ, Pollution Control Rev. (Arizona
    Public Service Co.), due 02/01/02                                     300                   300,000
  Massachusetts Health & Education Facilities Authority
    Rev. (Boston University), due 02/01/02                                160                   160,000
  Massachusetts Water Resources Authority, due 02/06/02                 1,700                 1,700,000
  Metropolitan Government of Nashville & Davidson, TN
    (Vanderbilt University), due 02/07/02                                 890                   890,000
  New Castle, PA, Area Hospital Authority (Jameson
    Memorial Hospital), due 02/01/02                                    3,200                 3,200,000
  New York City, NY, Municipal Water Finance Authority
    Rev., due 02/01/02                                                    600                   600,000
  Sevier County, TN, Public Building Authority, due 02/01/02            4,700                 4,700,000
  Sevier County, TN, Public Building Authority, due 02/07/02            8,600                 8,600,000
-------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost and Value                            $   42,670,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,488,817,370)                                      $1,480,265,224

Other Assets, Less Liabilities - 0.0%                                                          (261,630)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $1,480,003,594
-------------------------------------------------------------------------------------------------------
   * Non-income producing security in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
 ### Security segregated as collateral for an open futures contract.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JANUARY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,488,817,370)        $1,480,265,224
  Cash                                                                  108,999
  Receivable for daily variation margin on open futures                 103,125
  Receivable for investments sold                                    33,396,339
  Receivable for fund shares sold                                     2,504,471
  Interest receivable                                                21,304,172
  Other assets                                                            8,794
                                                                 --------------
      Total assets                                               $1,537,691,124
                                                                 --------------
Liabilities:
  Distributions payable                                          $    4,137,525
  Payable for investments purchased                                  51,545,153
  Payable for fund shares reacquired                                  1,471,386
  Payable to affiliates -
    Management fee                                                       22,246
    Shareholder servicing agent fee                                       4,045
    Distribution and service fee                                         72,713
    Administrative fee                                                      708
  Accrued expenses and other liabilities                                433,754
                                                                 --------------
      Total liabilities                                          $   57,687,530
                                                                 --------------
Net assets                                                       $1,480,003,594
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,645,729,943
  Unrealized depreciation on investments                             (8,313,771)
  Accumulated net realized loss on investments                     (156,203,075)
  Accumulated distributions in excess of net investment
    income                                                           (1,209,503)
                                                                 --------------
      Total                                                      $1,480,003,594
                                                                 ==============
Shares of beneficial interest outstanding                         179,705,922
                                                                  ===========
Class A shares:
  Net asset value per share
    (net  assets  of  $1,037,925,081 / 126,064,224 shares of
    beneficial interest outstanding)                                 $8.23
                                                                     =====
  Offering  price  per  share  (100 / 95.25 of the net asset
    value per share)                                                 $8.64
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $382,279,938  /  46,388,230  shares of
    beneficial interest outstanding)                                 $8.24
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $59,798,575 / 7,253,468 shares of
    beneficial interest outstanding)                                 $8.24
                                                                     =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $100,202,279
                                                                   ------------
  Expenses -
    Management fee                                                 $  9,048,545
    Trustees' compensation                                               51,642
    Shareholder servicing agent fee                                   1,461,974
    Distribution and service fee (Class B)                            2,977,042
    Distribution and service fee (Class C)                              496,444
    Administrative fee                                                  159,955
    Custodian fee                                                       403,840
    Printing                                                            118,308
    Postage                                                              64,051
    Auditing fees                                                        44,534
    Legal fees                                                           94,987
    Miscellaneous                                                       653,352
                                                                   ------------
      Total expenses                                               $ 15,574,674
    Fees paid indirectly                                               (120,948)
    Reduction of expenses by investment adviser                        (994,506)
                                                                   ------------
      Net expenses                                                 $ 14,459,220
                                                                   ------------
        Net investment income                                      $ 85,743,059
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                   $ (8,071,494)
                                                                   ------------
  Change in unrealized appreciation on -
    Investments                                                    $  2,384,278
    Futures contracts                                                   238,375
                                                                   ------------
      Net unrealized gain on investments                           $  2,622,653
                                                                   ------------
        Net realized and unrealized loss on investments            $ (5,448,841)
                                                                   ------------
          Increase in net assets from operations                   $ 80,294,218
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                 2002                         2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   85,743,059               $   81,243,600
  Net realized loss on investments                               (8,071,494)                 (10,827,565)
  Net unrealized gain on investments                              2,622,653                   41,547,436
                                                             --------------               --------------
    Increase in net assets from operations                   $   80,294,218               $  111,963,471
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (63,134,362)              $  (61,427,527)
  From net investment income (Class B)                          (19,702,839)                 (18,783,456)
  From net investment income (Class C)                           (2,504,650)                  (1,032,617)
  In excess of net investment income (Class A)                         --                     (1,724,483)
  In excess of net investment income (Class B)                         --                       (527,316)
  In excess of net investment income (Class C)                         --                        (28,989)
                                                             --------------               --------------
    Total distributions declared to shareholders             $  (85,341,851)              $  (83,524,388)
                                                             --------------               --------------
Net increase (decrease) in net assets from fund share
  transactions                                               $  134,216,557               $  (20,761,468)
                                                             --------------               --------------
      Total increase in net assets                           $  129,168,924               $    7,677,615
Net assets:
  At beginning of period                                      1,350,834,670                1,343,157,055
                                                             --------------               --------------
  At end of period (including accumulated distributions
    in excess of net investment income of $(1,209,503) and
    $2,443,950, respectively)                                $1,480,003,594               $1,350,834,670
                                                             ==============               ==============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                          2002              2001             2000               1999               1998
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                      $ 8.24            $ 8.06           $ 9.03             $ 9.07             $ 8.73
                                              ------            ------           ------             ------             ------
Income from investment operations#(S)(S) -
  Net investment income(S)                    $ 0.51            $ 0.51           $ 0.51             $ 0.53             $ 0.57
  Net realized and unrealized gain
    (loss) on investments                      (0.02)             0.19            (0.95)             (0.04)              0.34
                                              ------            ------           ------             ------             ------
      Total from investment
        operations                            $ 0.49            $ 0.70           $(0.44)            $ 0.49             $ 0.91
                                              ------            ------           ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                  $(0.50)           $(0.51)          $(0.53)            $(0.53)            $(0.57)
  In excess of net investment income            --               (0.01)           (0.00)+             --                 --
                                              ------            ------           ------             ------             ------
      Total distributions declared
        to shareholders                       $(0.50)           $(0.52)          $(0.53)            $(0.53)            $(0.57)
                                              ------            ------           ------             ------             ------
Net asset value - end of period               $ 8.23            $ 8.24           $ 8.06             $ 9.03             $ 9.07
                                              ======            ======           ======             ======             ======
Total return(+)                                 6.13%             9.04%           (5.09)%             5.54%             10.81%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    0.76%             0.76%            0.76%              0.81%              0.89%
  Net investment income(S)(S)                   6.11%             6.29%            5.94%              5.84%              6.42%
Portfolio turnover                                17%               22%              27%                12%                19%
Net assets at end of period (000
  Omitted)                                $1,037,925          $981,580         $985,622         $1,168,479         $1,107,181

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)           $ 0.50            $ 0.51           $ 0.50             $ 0.53               --
        Ratios (to average net assets):
          Expenses##                            0.83%             0.84%            0.82%              0.82%              --
          Net investment income(S)(S)           6.04%             6.21%            5.88%              5.83%              --
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                              2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.25            $ 8.07           $ 9.04           $ 9.08           $ 8.74
                                                  ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                        $ 0.44            $ 0.45           $ 0.44           $ 0.45           $ 0.49
  Net realized and unrealized gain (loss)
    on investments                                 (0.01)             0.19            (0.95)           (0.04)            0.34
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.43            $ 0.64           $(0.51)          $ 0.41           $ 0.83
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.44)           $(0.45)          $(0.46)          $(0.45)          $(0.49)
  In excess of net investment income                --               (0.01)           (0.00)+           --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.44)           $(0.46)          $(0.46)          $(0.45)          $(0.49)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.24            $ 8.25           $ 8.07           $ 9.04           $ 9.08
                                                  ======            ======           ======           ======           ======
Total return                                        5.28%             8.17%           (5.85)%           4.62%            9.87%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.56%             1.54%            1.57%            1.69%            1.73%
  Net investment income(S)(S)                       5.29%             5.50%            5.13%            4.95%            5.50%
Portfolio turnover                                    17%               22%              27%              12%              19%
Net assets at end of period (000 Omitted)       $382,280          $343,841         $340,157         $363,062         $264,575

  (S) The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)               $ 0.43            $ 0.44           $ 0.43           $ 0.45           $ 0.49
        Ratios (to average net assets):
          Expenses##                                1.63%             1.62%            1.63%            1.70%            1.80%
          Net investment income(S)(S)               5.22%             5.42%            5.07%            4.94%            5.43%
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31,
                                                 --------------------------------------------------            PERIOD ENDED
                                                         2002               2001               2000       JANUARY 31, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 8.25             $ 8.07             $ 9.04                  $ 9.10
                                                       ------             ------             ------                  ------
Income from investment operations#(S)(S) -
  Net investment income(S)                             $ 0.43             $ 0.43             $ 0.43                  $ 0.15
  Net realized and unrealized gain (loss) on
    investments                                         (0.02)              0.19              (0.96)                  (0.06)
                                                       ------             ------             ------                  ------
      Total from investment operations                 $ 0.41             $ 0.62             $(0.53)                 $ 0.09
                                                       ------             ------             ------                  ------
Less distributions declared to shareholders -
  From net investment income                           $(0.42)            $(0.43)            $(0.44)                 $(0.15)
  In excess of net investment income                     --                (0.01)             (0.00)+++                --
                                                       ------             ------             ------                  ------
      Total distributions declared to
        shareholders                                   $(0.42)            $(0.44)            $(0.44)                 $(0.15)
                                                       ------             ------             ------                  ------
Net asset value - end of period                        $ 8.24             $ 8.25             $ 8.07                  $ 9.04
                                                       ======             ======             ======                  ======
Total return                                             5.07%              7.95%             (6.04)%                  0.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.76%              1.76%              1.76%                   1.75%+
  Net investment income(S)(S)                            5.07%              5.27%              4.94%                   4.45%+
Portfolio turnover                                         17%                22%                27%                     12%
Net assets at end of period (000 Omitted)             $59,799            $25,413            $17,378                  $2,872

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                    $ 0.42             $ 0.42             $ 0.42                  $ 0.15
        Ratios (to average net assets):
          Expenses##                                     1.83%              1.84%              1.82%                   1.76%+
          Net investment income(S)(S)                    5.00%              5.19%              4.88%                   4.44%+
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the inception of Class C shares, September 25, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a non-diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended January 31, 2002 and January 31, 2001 was as follows:

                                        JANUARY 31, 2002      JANUARY 31, 2001
------------------------------------------------------------------------------
Distributions paid from:
    Tax-exempt income                        $84,981,238           $83,716,671
    Ordinary income                                8,962                21,857

During the year ended January 31, 2002, accumulated distributions in excess of net investment income decreased by $833,239, paid-in-capital decreased by $18,933,323 and accumulated net realized loss on investments decreased by $18,100,084 due to differences between book and tax accounting for expiring capital loss carryforward and for market discount. This change had no effect on the net assets or net asset value per share.

As of January 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Undistributed tax-exempt income               $   6,766,403
        Undistributed ordinary income                       378,602
        Capital loss carryforward                      (150,755,989)
        Unrealized loss                                 (14,932,913)

At January 31, 2002, the fund, for federal income tax purposes, had a capital loss carryforward of $150,755,989 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

        EXPIRATION DATE                                  AMOUNT
        ------------------------------------------------------------
        January 31, 2003                               $(27,178,219)
        January 31, 2004                                (30,637,034)
        January 31, 2005                                (26,148,057)
        January 31, 2006                                (45,409,970)
        January 31, 2007                                 (6,121,853)
        January 31, 2008                                 (1,353,678)
        January 31, 2009                                (10,935,605)
        January 31, 2010                                 (2,971,573)
                                                      --------------
            Total                                     $(150,755,989)
                                                      =============

The availability of a portion of these respective capital loss caryforwards, which were acquired on March 9, 2001, in connection with the Paine Webber Municipal High Income Fund acquisition may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. Prior to January 1, 2002, the management fee was computed daily and paid monthly at the following annual rates:

      BASED ON AVERAGE NET ASSETS              BASED ON GROSS INCOME
      ------------------------------------     ------------------------
      First $1.3 billion             0.30%     4.75%
      In excess of $1.3 billion      0.25%

Effective January 1, 2002, the management fee is computed daily and paid monthly at the following annual rates:

      BASED ON AVERAGE NET ASSETS
      ------------------------------------
      First $1.4 billion             0.60%
      In excess of $1.4 billion      0.57%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended January 31, 2002 were 0.55% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $11,690 for the year ended January 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $484,633 for the year ended January 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such a date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $3,246 for Class B and Class C shares, respectively, for the year ended January 31, 2002. Fees incurred under the distribution plan during the year ended January 31, 2002 were 0.80% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2002, were $23,711, $798,336, and $18,868 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $368,363,522 and $242,921,762, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,487,808,110
                                                               --------------
Gross unrealized depreciation                                  $  (71,230,649)
Gross unrealized appreciation                                      63,687,763
                                                               --------------
    Net unrealized depreciation                                $   (7,542,886)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED JANUARY 31, 2002           YEAR ENDED JANUARY 31, 2001
                                    --------------------------------      --------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           17,800,624       $ 150,153,074        15,541,864       $ 127,188,177
Shares issued in connection
  with acquisition of Paine
  Webber Municipal High Income
  Fund                                 5,738,683          47,401,521            --                 --
Shares issued to shareholders
  in reinvestment of distributions     3,048,176          25,248,874         2,787,830          22,781,794
Shares reacquired                    (19,683,363)       (163,132,818)      (21,391,205)       (174,782,368)
                                     -----------       -------------       -----------       -------------
    Net increase (decrease)            6,904,120       $  59,670,651        (3,061,511)      $ (24,812,397)
                                     ===========       =============       ===========       =============

Class B shares
                                         YEAR ENDED JANUARY 31, 2002           YEAR ENDED JANUARY 31, 2001
                                    --------------------------------      --------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            9,208,214       $  77,338,374         7,480,784       $  61,233,187
Shares issued in connection
  with acquisition of Paine
  Webber Municipal High Income
  Fund                                 1,358,033          11,230,934            --                 --
Shares issued to shareholders
  in reinvestment of distributions       874,188           7,247,544           788,952           6,454,520
Shares reacquired                     (6,750,406)        (55,958,008)       (8,711,691)        (71,258,034)
                                     -----------       -------------       -----------       -------------
    Net increase (decrease)            4,690,029       $  39,858,844          (441,955)      $  (3,570,327)
                                     ===========       =============       ===========       =============

Class C shares
                                         YEAR ENDED JANUARY 31, 2002           YEAR ENDED JANUARY 31, 2001
                                    --------------------------------      --------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            3,064,760       $  25,550,392         1,598,414       $  13,087,002
Shares issued in connection
  with acquisition of Paine
  Webber Municipal High Income
  Fund                                 1,961,240          16,219,458            --                 --
Shares issued to shareholders
  in reinvestment of distributions       148,695           1,233,694            49,902             408,842
Shares reacquired                     (1,002,569)         (8,316,482)         (719,543)         (5,874,588)
                                     -----------       -------------       -----------       -------------
    Net increase                       4,172,126       $  34,687,062           928,773       $   7,621,256
                                     ===========       =============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended January, 31, 2002, was $16,231. The fund had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                      UNREALIZED
DESCRIPTION            EXPIRATION      CONTRACTS       POSITION     APPRECIATION
--------------------------------------------------------------------------------
Municipal Bond Index   March 2002            300          Short         $238,375

At January 31, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF        PRINCIPAL
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, RITES,
  8.813s, 2020                                         02/09/00       $7,910,000       $6,211,881       $8,387,448
Chicago, IL Public Building Commerce Rev.,
  RITES, 7.038s, 2017                                  03/18/99        4,500,000        4,782,559        4,892,760
Colorado River, TX, Municipal Water District,
  6.25s, 2004                                          05/06/98        3,000,000        3,000,000        3,002,010
Denver, CO, City & County Airport Rev., RITES,
  AMBAC, 10.31s, 2017                                  08/28/00        2,500,000        2,664,662        2,772,300
Essex County, NJ, RITES, 10.275s, 2020                 04/06/00        6,000,000        5,968,656        6,818,880
Houston, TX, Independent School District,
  RITES, PSF, 8.942s, 2017                             02/26/99        5,000,000        5,187,731        5,134,000
Los Angeles, CA, RITES, FGIC,
  9.178s, 2015                                         07/21/99        5,310,000        5,536,037        6,154,927
Massachusetts Water Resource Authority, RITES,
  FGIC, 11.53s, 2019                                   03/16/00          765,000          896,354        1,043,919
Michigan Municipal Bond Authority Rev., RITES,
  9.442s, 2021                                         02/23/00        7,585,000        6,633,841        8,049,505
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.4s, 2015             01/30/97        4,000,000        4,134,185        3,400,000
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.6s, 2017             01/30/97        8,000,000        8,272,359        6,800,000
New Jersey Turnpike Authority, RITES, 9.379s,
  2020                                                 04/19/00        5,000,000        4,643,778        5,255,700
State of Florida, RITES, 8.442s, 2017                  04/09/99        2,300,000        2,330,620        2,322,264
Texas Housing & Community Board (Harbor &
  Plumtree) 10s, 2026                                  11/12/96        1,720,000        1,720,000        1,659,078
                                                                                                       -----------
                                                                                                       $65,692,791
                                                                                                       ===========

(9) Acquisitions
At close of business on March 9, 2001, the fund acquired all of the assets and liabilities of the PaineWebber Municipal High Income Fund. The acquisition was accomplished by a tax-free exchange of 5,738,683, 1,358,033 and 1,961,240 shares of Class A, Class B, and Class C of the fund valued at $47,401,521, $11,230,934, $16,219,458, respectively for all of the assets and liabilities of PaineWebber Municipal High Income Fund. PaineWebber Municipal High Income Fund then converted all of its outstanding shares of the fund and distributed those shares to its shareholders. PaineWebber Municipal High Income Fund's net assets on that date amounting to $74,851,913, including $3,662,905 of unrealized depreciation and $2,008,170 of accumulated net realized loss on investments, were combined with the net assets of the fund. The aggregate net assets of the fund after the acquisition were $1,444,018,906.

(10) Change in Accounting Principle
As required, effective February 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to February 1, 2001, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $805,139 increase in cost of securities and a corresponding $805,139 increase in net unrealized depreciation, based on securities held by the fund on February 1, 2001.

The effect of this change for the year ended January 31, 2002 was to increase net investment income by $324,900, increase net unrealized depreciation by $407,808, and decrease net realized losses by $82,908. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the fund), including the portfolio of investments, as of January 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Municipal High Income Fund at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 8, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR FEDERAL INCOME TAX PURPOSES, APPROXIMATELY 100% OF THE TOTAL
   DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR
   ENDED JANUARY 31, 2002, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.
-------------------------------------------------------------------------------

MFS(R) MUNICIPAL HIGH INCOME FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55)                       ABBY M. O'NEILL (born 04/27/28) Trustee
Trustee, Chairman and President Massachusetts            Private investor; Rockefeller Financial Services,
Financial Services Company, Chairman and Chief           Inc. (investment advisers), Chairman and Chief
Executive Officer                                        Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Michael W. Roberge+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

MFS(R)  MUNICIPAL HIGH                                            -------------
INCOME FUND                                                         PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------

[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MMH-2 3/02  58.5M  25/225/325